August 31, 2011

as revised June 22, 2012

Wilmington Large-Cap Growth Fund

Class A (VLCPX)

Class I (MLGIX)

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, and other information about the Fund online at www.wilmingtonfunds.com. You can also get this information at no cost by calling 1.800.836.2211, by sending an email to funds@wilmingtontrust.com, or by asking any financial advisor, bank, or broker-dealer who offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated August 31, 2011, are incorporated by reference into this Summary Prospectus.

SUMMARY PROSPECTUS August 31, 2011 as revised June 22, 2012

WILMINGTON LARGE-CAP GROWTH FUND

Class/Ticker        A VLCPX        I MLGIX

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated August 31, 2011, as supplemented, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to www.wilmingtonfunds.com, email a request to funds@wilmingtontrust.com or call 1-800-836-2211, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

Investment Goal

The Fund seeks to provide long term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Class A Shares and Class I Shares.

Shareholder Fees

(Fees paid directly from your investment)

	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions)	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I
Management Fee	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.56%	0.56%
Total Annual Fund Operating Expenses	1.66%	1.41%
Fee Waivers and/or Expense Reimbursements(1)	0.24%	0.37%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.42%	1.04%

(1)	The Fund’s Advisor, distributor and shareholder services provider have agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses paid by the Fund’s Class A Shares and Class I Shares will not exceed 1.42% and 1.04%, respectively. This waiver may be amended or withdrawn after August 31, 2012, or with the agreement of the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Class A Shares and Class I Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A
Expenses assuming redemption	$687	$1,023	$1,381	$2,388
Class I
Expenses assuming redemption	$106	$410	$736	$1,659

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 61% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment goal by investing, under normal conditions, at least 80% of the value of its net assets in a diversified portfolio of equity securities (primarily common stocks) of large cap U.S. companies. Equity securities include common and preferred stocks as well as convertible securities. “Large cap companies” are defined as companies with market capitalizations similar to companies in the Russell 1000 Growth Index (the “Russell

SUMMARY PROSPECTUS / August 31, 2011, as revised June 22, 2012	1

WILMINGTON LARGE-CAP GROWTH FUND

1000 Growth”). As of May 31, 2012, the market capitalization of companies in the Russell 1000 Growth ranged from $385 million to $540 billion.

The Advisor expects to allocate a significant percentage of the Fund’s assets to investments in companies with capitalizations similar to the largest companies within the Russell 1000 Growth, which were companies with market capitalizations ranging from $9 billion to $540 billion as of May 31, 2012 (“mega-cap companies”). The Advisor expects that the percentage allocation to mega-cap companies will approximate the ratio of the aggregate market capitalization of the mega-cap companies in the Russell 1000 Growth to the aggregate market capitalization of the Russell 1000 Growth. The remaining portion of the portfolio will be invested primarily in other large cap companies, including those with market capitalizations in other ranges within the Russell 1000 Index. However, subject to the 80% limitation described above, the Fund is not required to maintain any particular allocation among, or a particular number of positions in, companies within certain ranges of market capitalization.

The Advisor uses a bottom-up approach to selecting growth-oriented stocks. The Fund seeks to invest in high-quality, well-established companies that have a strong history of earnings growth, have healthy cash flow, and are attractively priced based on the Advisor’s valuation model. The Advisor will determine a company’s status as a “large cap company” at the time of initial investment, and the Fund will not be required to sell (or be precluded from adding to) a pre-existing investment because a company’s market capitalization has grown or reduced outside the market capitalization range of the index. The Advisor expects to review the allocation of the Fund’s portfolio quarterly. The capitalization range of the Russell 1000 Growth is subject to frequent change, and the index is re-balanced and reconstituted periodically. Thus, the companies in the index and the applicable range of market capitalizations defining large cap companies at time of purchase will likely differ from those at May 31, 2012.

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

•	Stock Market Risk. The risk posed by the fact that the values of equity securities will rise and fall.

•	Risks Related to Investing for Growth. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks.

As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table immediately following show the variability of the Fund’s returns and are meant to provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, with respect to its Class A Shares, and by showing how the Fund’s average annual returns for 1, 5 and 10 years or the life of the Fund compare with those of broad measures of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.wilmingtonfunds.com.

Annual Total Returns – Class A Shares

Best Quarter 17.65% 6/30/2009 Worst Quarter (23.36)% 12/31/2008

The Fund’s Class A Shares total return for the six-month period from January 1, 2011 to June 30, 2011 was 4.52%.

Average Annual Total Returns

(For the periods ended December 31, 2010)

	1 Year	5 Years	10 Year or Life of Fund
Class A Shares
Return Before Taxes	5.83%	1.04%	(1.25)%
Return After Taxes on Distributions	5.81%	0.91%	(1.32)%
Return After Taxes on Distributions and Sale of Fund Shares	3.79%	0.86%	(1.07)%
Class I Shares
Return Before Taxes	12.55%	2.41%	3.43% *
Russell 1000 Growth (reflects no deduction for fees, expenses or taxes)	16.71%	3.75%	0.02%

*	Class I Shares commenced operations on August 18, 2003.

2	August 31, 2011, as revised June 22, 2012 / SUMMARY PROSPECTUS

WILMINGTON LARGE-CAP GROWTH FUND

After-tax performance is presented only for Class A Shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan.

Management of the Fund

Investment Advisor

Wilmington Funds Management Corporation

Investment Sub-Advisor

Wilmington Trust Investment Advisors, Inc. (“WTIA”)

Portfolio Manager	Title	Service Date (with the Fund)
Andrew H. Hopkins CFA, CPA	Vice President at WTIA	2012
Mark Schultz, CFA	Administrative Vice President at WTIA	2012
Rafael E. Tamargo	Vice President at WTIA	2012
Edward S. Forrester, III, CFA	Assistant Vice President at WTIA	2012

Purchase and Sale of Fund Shares

Requests to purchase or redeem Fund Shares are processed on each day that the New York Stock Exchange (“NYSE”) is open for business. You may purchase or redeem Shares by contacting the Fund at 1-800-836-2211. If you invest through a financial intermediary, please contact that intermediary regarding purchase and redemption procedures.

Minimum Initial Investment Amount (Class A):*	$1,000
Minimum Initial Investment Amount (Class I):*	$1,000,000
Minimum Subsequent Investment Amount:	$25

*	Other restrictions may apply. See “Purchasing Shares” in the Prospectus for further information.

The minimum initial and subsequent investment amounts may be waived or lowered from time to time.

Tax Information

The distributions you receive from the Fund are taxable and will generally be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Additional Payments to Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies (such as the Advisor) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

SUMMARY PROSPECTUS / August 31, 2011, as revised June 22, 2012	3

WILMINGTON LARGE-CAP GROWTH FUND

WT LCG 6.22.12

4	August 31, 2011, as revised June 22, 2012 / SUMMARY PROSPECTUS